UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                _______________

                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                      November 1, 2004 (October 28, 2004)

                                 OWENS CORNING
            (Exact name of Registrant as specified in its charter)


          DELAWARE                       1-3660                 34-4323452
(State or Other Jurisdiction       (Commission File            (IRS Employer
      of Incorporation)                 Number)              Identification No.)



                 ONE OWENS CORNING PARKWAY, TOLEDO, OHIO 43659
         (Address of principal executive offices, including zip code)


                                 419-248-8000
              Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

and

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
            OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT - SUBSECTION 2.03(A)

On October 28, 2004, the United States Bankruptcy Court entered an order approving the entering by Owens Corning (the "Company") into a second amendment to the Company's existing Post-Petition Credit Agreement dated as of December 8, 2000, as previously amended by amendment No. 1 thereto approved by a Bankruptcy Court Order dated as of October 28, 2002 (the "Post-Petition Credit Agreement" and the second amendment thereto described herein, the "Second Amendment"). The existing Post-Petition Credit Agreement was previously filed as Exhibit (4) to the Company's annual report on Form 10-K (File No. 1-3660) for the year ended December 31, 2000 and amendment No. 1 thereto was previously filed as Exhibit (4) to the Company's annual report on Form 10-K (File No. 1-3660) for the year ended December 31, 2002. The Second Amendment is dated September 20, 2004, the date as of which the Second Amendment was first tendered for signature by the several parties thereto. Effectiveness of the Second Amendment was expressly subject to various conditions, including, among other things, the Bankruptcy Court entering a Second Amended Final Order approving the Post-Petition Credit Agreement as amended by the Second Amendment in the form attached as Exhibit 4 to this Form 8-K, as well as the satisfaction of certain specified closing conditions customary for agreements of this type.

The Second Amendment, among other things, extends the term of the Post-Petition Credit Agreement, adds new lenders and reallocates the revolving loan commitments among the lenders, and effects certain changes to the financial tests and provisions to which the Company is subject under the Post-Petition Credit Agreement. The following description of key terms of the Second Amendment is intended as a summary only and is subject to, and is qualified by, the terms of the Second Amendment, which is filed as Exhibit
4 to this Form 8-K. Capitalized terms used in this Form 8-K but not defined shall have the meanings ascribed to them in the Post-Petition Credit Agreement.

The key terms of the Second Amendment are as follows:

     (a) The termination date of the Post-Petition Credit Agreement is extended from November 15, 2004 to November 15, 2006.

     (b) Merrill Lynch Bank USA and Deutsche Bank Securities, Inc. are appointed "co-documentation agents," Citigroup Global Markets, Inc.("CGMI") and Bank of America ("BofA") are appointed "joint arrangers" and CGMI is appointed "syndication agent." BofA remains the Agent.


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


     (c) Schedule 1.1 is modified to reallocate commitments from BofA's previous 100% commitment of up to $250 million. The new lenders (the "New Lenders") and their respective commitments are as follows:

Lender                               Revolving Loan Commitment   Pro Rata Share

Bank of America, N.A.                        $75 million                  30%
Citicorp USA, Inc.                           $75 million                  30%
Deutsche Bank Trust Company Americas         $50 million                  20%
Merrill Lynch Bank USA                       $50 million                  20%

     (d) Effective upon the entry of the Second Amended Final Order, the New Lenders become "Lenders" under the Post-Petition Credit Agreement, and the commitments of the Existing Lenders terminate.

     (e) Section 1.5 (Bank Products) of the Post-Petition Credit Agreement and the definition of "Bank Products" in Annex A of the Post-Petition Credit Agreement are modified to clarify that the Borrowers may obtain Bank Products from Lenders other than BofA.

     (f) The method by which the Unused Line Fee is calculated pursuant to Section 2.5 (Unused Line Fee) of the Post-Petition Credit Agreement is modified to permit an upward or downward adjustment of such fee, as further described in Section 2.3 of the Second Amendment.

     (g) Section 7.4(b) (Inspection of Property) of the Post-Petition Credit Agreement is modified to provide that certain inspections (e.g., of the Borrowers' properties, their corporate, financial and operating records, etc.) are to be permitted "[u]nless the Borrowers have in excess of $200,000,000 of unrestricted cash, no Revolving Loans are outstanding and no Event of Default has occurred and is continuing."

     (h)    Subsection (d) of Section 8.2 (Conditions Precedent to Each
            Loan) of the Post-Petition Credit Agreement is modified to conform to the change made to 8.2(c) pursuant to the First Amendment, whereby Loans are not available if any Bankruptcy Case shall have been dismissed or converted to a proceeding under chapter 7 of the Bankruptcy Code, if any Borrower


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            has filed an application seeking to convert any Bankruptcy Case from a proceeding under chapter 11 of the Bankruptcy Code to a proceeding under chapter 7 of the Bankruptcy Code, or any trustee under chapter 7 or chapter 11 of the Bankruptcy Code shall have been appointed in any of the Bankruptcy Cases (with limited exceptions).

     (i) Subsection (a) of Section 11.1 (Amendments and Waivers) of the Post-Petition Credit Agreement is modified to add to the list of waivers for which approval is required by all Lenders the following: "consent to new Liens (other than Permitted Liens) and/or claims with priority in payment over the Obligations (other than the Carve Out) in excess of $200,000,000 in the aggregate or change the definition of 'Permitted Liens.'"

     (j) Section 12.11, which was previously intentionally omitted from the Post-Petition Credit Agreement, is modified to provide that "[a]nything herein to the contrary notwithstanding, none of the Arrangers or Documentation Agents listed herein or on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Agent, a Lender or the Letter of Credit issuer hereunder."

     (k) Section 13.7 of the Post-Petition Credit Agreement and the definition of "Attorney Costs" in Annex A to the Post-Petition Credit Agreement is modified to provide for the payment of the reasonable fees and expenses incurred by any law firm or other counsel engaged by the New Lenders after a conversion of any of the Borrowers' chapter 11 cases to a chapter 7 case.

     (l) The definition of "Applicable Margin" in Annex A to the Post-Petition Agreement is modified to provide (under certain average daily exposure thresholds) a more favorable interest rate on LIBOR Rate Loans to the Borrowers.

     (m) As further described in the Second Amendment, the definition of "Restricted Investment" in Annex A to the Post-Petition Credit Agreement is modified to increase the amount of the "catch-all" exception from $120 million to $170 million.

     (n) The Second Amendment requires the Borrowers to pay to the Agent an amendment fee of $375,000.


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A copy of the Second Amendment is filed as Exhibit 4 to, and is incorporated into and made a part of, this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following material is filed as an exhibit to this current report on Form 8-K:

Exhibit
Number              Document Description
------------        --------------------

  (4)               Instruments Defining the Rights of Security
                    Holders, Including Indentures.

                    Second Amendment To Post-Petition Credit Agreement, dated as of September 20, 2004 by and among Owens Corning, Bank of America, N.A., as Agent, and the Old Lenders and New Lenders (each as defined therein) signatory thereto.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Owens Corning has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             OWENS CORNING

Date: November 1, 2004                       By:  /s/ Stephen K. Krull
                                                  ----------------------------
                                                  Stephen K. Krull
                                                  Senior Vice President,
                                                  General Counsel and Secretary






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                                 EXHIBIT INDEX


Exhibit
Number              Document Description
------------        --------------------

  (4)               Instruments Defining the Rights of Security
                    Holders, Including Indentures.

                    Second Amendment To Post-Petition Credit Agreement, dated as of September 20, 2004 by and among Owens Corning, Bank of America, N.A., as Agent, and the Old Lenders and New Lenders (each as defined therein) signatory thereto.





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